MERRILL LYNCH SPECIAL VALUE FUND, INC.
     Supplement dated June 30, 2000 to the Prospectus dated July 22, 1999

     Effective on or about June 30, 2000, Merrill Lynch Special Value Fund, Inc. will change its name to Merrill Lynch Small Cap Value Fund, Inc.

Code # 10055-07-99ALL(4)